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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ----------
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


NEW YORK                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                10017
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ---------------------------------------------
                              BANC ONE CORPORATION
               (Exact name of obligor as specified in its charter)

OHIO                                                         31-0738296
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

100 EAST BROAD ST.
COLUMBUS, OHIO                                                    43271
(Address of principal executive offices)                     (Zip Code)

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                          SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)
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                                     GENERAL

Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

           New York State Banking Department, State House, Albany, New York
           12110.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551

           Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b)  Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2.  Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

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Item 16. List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21ST day of FEBRUARY, 1997.

                                 THE CHASE MANHATTAN BANK


                                 By /s/ Glenn G. McKeever
                                   --------------------------------------------
                                   Glenn G. McKeever
                                   Senior Trust Officer

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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

     at the close of business September 30, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                   DOLLAR AMOUNTS
               ASSETS                                               IN MILLIONS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ...........................................      $ 11,095
   Interest-bearing balances ...................................         4,998
Securities:
Held to maturity securities ....................................         3,231
Available for sale securities ..................................        38,078
   Federal Funds sold and securities purchased under
   agreements to resell in domestic offices of the
   bank and of its Edge and Agreement subsidiaries,
   and in IBF's:
Federal funds sold .............................................         8,018
   Securities purchased under agreements to resell .............           731
Loans and lease financing receivables:
   Loans and leases, net of unearned income .......$130,513
   Less: Allowance for loan and lease losses ......   2,938
   Less: Allocated transfer risk reserve ..........      27
                                                   --------
   Loans and leases, net of unearned income,
   allowance, and reserve ......................................       127,548
Trading Assets .................................................        48,576
Premises and fixed assets (including capitalized
   leases) .....................................................         2,850
Other real estate owned ........................................           300
Investments in unconsolidated subsidiaries and
   associated companies ........................................            92
Customer's liability to this bank on acceptances
   outstanding .................................................         2,777
Intangible assets ..............................................         1,361
Other assets ...................................................        12,204
                                                                      --------
TOTAL ASSETS ...................................................      $261,859
                                                                      ========

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
                                   LIABILITIES
Deposits
   In domestic offices .........................................      $ 80,163
   Noninterest-bearing ............................$30,596
   Interest-bearing ............................... 49,567
                                                   -------
   In foreign offices, Edge and Agreement subsidiaries,
      and IBF's ................................................        65,173
   Noninterest-bearing ............................$ 3,616
   Interest-bearing ............................... 61,557

Federal funds purchased and securities sold under agree-
ments to repurchase in domestic offices of the bank and
   of its Edge and Agreement subsidiaries, and in IBF's
   Federal funds purchased .....................................        14,594
   Securities sold under agreements to repurchase ..............        14,110
Demand notes issued to the U.S. Treasury .......................         2,200
Trading liabilities ............................................        30,136
Other Borrowed money:
   With a remaining maturity of one year or less ...............        16,895
   With a remaining maturity of more than one year .............           449
Mortgage indebtedness and obligations under capitalized
   leases ......................................................            49
Bank's liability on acceptances executed and outstanding .......         2,764
Subordinated notes and debentures ..............................         5,471
Other liabilities ..............................................        13,997

TOTAL LIABILITIES ..............................................       246,001
                                                                       -------
Limited-Life Preferred stock and related surplus ...............           550

                                 EQUITY CAPITAL

Common stock ...................................................         1,209
Surplus ........................................................        10,176
Undivided profits and capital reserves .........................         4,385
Net unrealized holding gains (Losses)
on available-for-sale securities ...............................          (481)
Cumulative foreign currency translation adjustments ............            19

TOTAL EQUITY CAPITAL ...........................................        15,308
                                                                      --------

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
   STOCK AND EQUITY CAPITAL ....................................      $261,859
                                                                      ========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                        WALTER V. SHIPLEY       )
                        EDWARD D. MILLER        ) DIRECTORS
                        THOMAS G. LABRECQUE     )

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